UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2010

RENHUANG PHARMACEUTICALS, INC.
(Exact name of Registrant as Specified in its Charter)

Nevada	0-24512	88-1273503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 281, Taiping Road, Taiping District
Harbin, Heilongjiang Province, 150050
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  86-451-5762-0378

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  ELECTION OF DIRECTORS.

(d)           On April 27, 2010, Renhuang Pharmaceuticals, Inc. (the “Company”) appointed Mr. Dianjun Pi, age 53, as a member of the Board of Directors of the Company.  Since 2004 Mr. Pi has served as the Executive Manager of the Company.  From 2003 to 2004, Mr. Pi. served as the Assistant General Manager of Sunflower Pharmaceuticals.  From 1992 to 2003, Mr. Pi served as the Vice General Manager of China Resources Snow Breweries Co., Ltd.  Mr. Pi has a post graduate degree from Renmin University of China.

Mr. Pi is currently an executive of the Company and will not receive any additional compensation for his service on the Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENHUANG PHARMACEUTICALS, INC.

Date: April 27, 2010	By:	/s/ Shaoming Li
Shaoming Li
Chief Executive Officer